UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events.
SIGNATURES
Section 8—Other Events
Item 8.01 Other Events.
As previously reported, Exelon Generation Company, LLC (Generation) participated as one of the bidders in the recently completed descending clock auction competitive bidding process held on September 5 to 8, 2006 to supply the entire retail load for Commonwealth Edison Company (ComEd) and the Ameren Illinois utilities (Ameren) beginning in 2007 for customers that do not choose a competitive retail electric supplier. Generation was one of the 16 winning suppliers. On December 6, 2006, the Auction Manager and the Illinois Commerce Commission (ICC) Staff submitted a public report reflecting the number of tranches won by each supplier of each specific product auctioned. A copy of the full report is available on the ICC’s website, http://www.icc.illinois.gov/docs/en/Post_Auction_Public_Report_Staff.pdf.
Following is information related to the portion of ComEd’s and Ameren’s load won by Generation:

Load Recipient
	ComEd	ComEd	ComEd	Ameren
Auction Product	CPP A-17	CPP B-29	CPP B-41	BGS LFP-17
Start Date	January 1, 2007	January 1, 2007	January 1, 2007	January 1, 2007
End Date	May 31, 2008	May 31, 2009	May 31, 2010	May 31, 2008
Duration	17 months	29 months	41 months	17 months
Tranches Won	1	38	89	10
Clearing Price ($/MWh)	$90.12	$64.00	$63.33	$84.95

* * * * *
This combined Form 8-K is being furnished separately by Exelon Corporation (Exelon) and Generation (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
Forward-Looking Statements
This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2005 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20 and Generation-Note 17; (2) Exelon’s Third Quarter 2006 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY, LLC
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets and Chief Financial Officer Exelon Corporation

December 7, 2006

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